Highland Income Fund
Item G.1.a.i. - Legal Proceedings

Two affiliated funds, including the Highland Income Fund (f/k/a Highland Floating Rate Opportunities Fund), are the beneficiaries of an approximately $122 million judgment against Credit Suisse related to a syndicated real estate transaction fraudulently underwritten by the Swiss bank. The judgment was appealed up to the Dallas Court of Appeals, then the Texas Supreme Court, remanded to the trial court, and is back to the Dallas Court of Appeals. The Dallas Court of Appeals has issued a ruling reducing the judgment to an amount that, including offsets for prior settlement proceeds received by the funds, may result in the two funds recovering zero net dollars on the outstanding judgment. The two funds also are participants in a similar action against Credit Suisse related to five additional real estate deals in which the funds allege Credit Suisse committed fraud in relation to the underwriting.